EXHIBIT 16 TO FORM 8-K


November 30, 2000




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Gentlemen:

We have read Item 4 of Form 8-K dated December 6, 2000, of Sunbeam Corporation and are in agreement with the statements contained in the (1) last sentence of the second paragraph, (2) third paragraph, (3) fifth paragraph, and (4) sixth paragraph of Item 4 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


         /s/ Ernst & Young LLP